SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2005

Neurologix, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-13347	06-1582875
(State or other jurisdiction of	(Commission	I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY	07024
(Address of principal executive offices)	(Zip Code)

(201) 592-6451
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 22, 2005, the Registrant announced that on April 20, 2005, its scientific co-founder, Michael G. Kaplitt, M.D. Ph.D., presented a clinical update as the Registrant sponsored landmark Phase I gene therapy trial for the treatment of Parkinson's disease nears completion. This update was given at the 73rd annual meeting of the American Association of Neurological Surgeons (AANS) held in New Orleans. A copy of the press release of the Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.

Dated: April 22, 2005	By:/s/ Mark S. Hoffman
Name: Mark S. Hoffman
Title: Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 22, 2005 (furnished herewith)